POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Thasunda Brown Duckett, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2024

Thasunda Brown Duckett

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of February, 2024, by Thasunda Brown Duckett, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 15 February, 2024

James R. Chambers

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY, 2024, by James R. Chambers, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Priya Abani, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 15 February, 2024

[signature]
Priya Abani

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY, 2024, by Priya Abani, who I have identified to be the person who signs herein.

[signature]
NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 20 27

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 15 February, 2024

Samuel R. Bright

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of February 2024, by Samuel R. Bright, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 21, 2024

[signature]
Jason E. Brown

State of Illinois)
) ss.
County of Cook)

SUBSCRIBED AND SWORN to before me this 21 day of Feb., 2024, by Jason E. Brown, who I have identified to be the person who signs herein.

[signature]
NOTARY PUBLIC

My Commission Expires: 7-16-2027

JASON FRANKLIN
OFFICIAL SEAL
NOTARY PUBLIC - STATE OF ILLINOIS
My Commission 898128 Expires 7-16-2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 15 February, 2024

Jeffrey R. Brown

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY 2024, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 20__

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: FEBRUARY 15, 2024

____
Lisa W. Hess

State of NEW YORK)
) ss.
County of NEW YORK)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY, 2024, by Lisa W. Hess, who I have identified to be the person who signs herein.

____
NOTARY PUBLIC

My Commission Expires:

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2024

Edward Hundert

Edward M. Hundert, M.D.

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of February, 2024, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires:

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Gina L. Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: Feb. 17th, 2024

Gina L. Loften

Gina L. Loften

State of N.C.)
) ss.
County of Wake)

SUBSCRIBED AND SWORN to before me this 17th day of February, 2024, by Gina L. Loften, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: 01/03/2026

SAMMUEL J CHARRIER III NOTARY PUBLIC WAKE COUNTY, NC My Comm. Exp. 01-03-2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Maureen O'Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2024

Maureen O'Hara

Maureen O'Hara

State of NEW YORK)
) ss.
County of NEW YORK)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY, 2024, by Maureen O'Hara, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires:

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ramona E. Romero, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: FEBRUARY 15, 2024

Ramona E. Romero

State of NEW YORK)
) ss.
County of NEW YORK)

SUBSCRIBED AND SWORN to before me this 15 day of FEBRUARY 2024, by Ramona E. Romero, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires:

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2024

[signature]
Kim M. Sharan

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 15 day of February 2024, by Kim M. Sharan, who I have identified to be the person who signs herein.

[signature]
NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: Feb 13, 2024

La June Montgomery Tabron

State of Michigan)
) ss.
County of Calhoun)

SUBSCRIBED AND SWORN to before me this 13th day of February, 2024, by La June Montgomery Tabron, who I have identified to be the person who signs herein.

Deborah A. Green
NOTARY PUBLIC

My Commission Expires: 8-12-2030

DEBORAH A GREEN
NOTARY PUBLIC
MY COMMISSION EXPIRES 8-12-2030
STATE OF MICHIGAN
COUNTY OF EATON